Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2008 (the “Amendment Date”), is among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the “Borrower”), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (the “General Partner”), as a Guarantor, the SUBSIDIARY GUARANTORS, the LENDERS and BEAL BANK, as the Collateral Agent and the Administrative Agent.

PRELIMINARY STATEMENTS:

(1)    The parties hereto are parties to that certain Credit Agreement dated as of December 21, 2007, pursuant to which, among other things, the Lenders extended certain credit facilities to the Borrower, as amended by that certain First Amendment to Credit Agreement dated effective as of December 21, 2007 (as heretofore and hereafter amended from time to time, the “Credit Agreement”).

(2)       The Loan Parties have requested that the Agents and the Lenders agree to amend the Credit Agreement to, among other things, permit a sale of the Trump Marina.

(3)       The Agents and the Lenders have indicated their willingness to amend the Credit Agreement on the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meanings therefor set forth in the Credit Agreement (as amended hereby).

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Section 2.01.    Definition of “Applicable Margin”. The definition of the term "Applicable Margin" is hereby amended and restated to read in its entirety as follows:

“Applicable Margin” means (a) prior to the date of consummation of the Trump Marina Sale, (i) 2.20% per annum for Base Rate Advances and (ii) 3.20% per annum for Eurodollar Rate Advances and (b) on and after the date of consummation of the Trump Marina Sale, (i) 3.20% per annum for Base Rate Advances and (ii) 4.20% per annum for Eurodollar Rate Advances; provided, however, that, at all times on or after January 31, 2008, during which insurance coverage for terrorism as set forth in Section 5.01(d) (assuming that such insurance coverage for terrorism were available) is not in full force and effect, the Applicable Margin for Base Rate Advances and Eurodollar Rate Advances shall be 0.25% per annum in excess of the Applicable Margin which would otherwise apply as provided in clause (a) or clause (b), as applicable, above.

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Section 2.02.    Additions of New Definitions to Section 1.01. The following new terms and definitions thereof are hereby added to Section 1.01 of the Credit Agreement, which terms shall appear in alphabetical order in such Section 1.01:

“Loan” means an Advance.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of May 29, 2008, among the parties to this Agreement.

“Second Amendment Fee” means a fee payable by the Borrower to the Administrative Agent, in connection with the Second Amendment, in the amount of $4,922,688.

“Trump Marina Sale” means a sale by Trump Marina Associates, LLC of the Trump Marina which satisfies each of the following requirements (except if and to the extent that any such requirement is waived in writing by the Required Lenders): (a) such sale is to a Person that is not an Affiliate of any Loan Party pursuant to an arm's length transaction and for cash in an aggregate amount not less than the fair market value of the property and assets sold and pursuant to a contract of sale that is in form and substance reasonably acceptable to the Agents, (b) such sale is an Ordinary Asset Sale as such term is defined in the New Notes Indenture and all terms of the New Notes Indenture are complied with in connection with such sale (including the use of the Net Cash Proceeds thereof), (c) such sale is consummated prior to May 31, 2009, and (d) such sale results in the receipt by Trump Marina Associates, LLC of a minimum of $240,000,000 of Net Cash Proceeds (inclusive of any of such proceeds which may be reinvested in the business of the Borrower and its Subsidiaries or in Casino Property as set forth in the proviso at the end of clause (a) of the definition of “Net Cash Proceeds”) from the consummation of such sale.

Section 2.03.    Amendment to Section 2.06(a). A new sentence is hereby added to the end of Section 2.06(a) of the Credit Agreement, which new sentence shall read as follows:

“Furthermore, and notwithstanding anything to the contrary contained in this Section 2.06(a), if, after the consummation of the Trump Marina Sale in accordance with this Agreement, any portion of the Net Cash Proceeds of such sale, not to exceed 50% of the Net Cash Proceeds of such sale, which are not required to be used to acquire substitute collateral in accordance with Section 2.06(b) of this Agreement is used to make an optional prepayment of Advances (i) in accordance with this Section 2.06(a) or (ii) pursuant to the instruction of the Required Lenders in accordance with Section 2.06(b)(ii) and based upon clause (B) of Section 2.06(b)(ii) (but not based upon clause (A)(1) or (A)(2) of Section 2.06(b)(ii)), then the Second Amendment Fee shall be credited to the Prepayment Fee payable in connection with such optional prepayment (provided that no portion of the Second Amendment Fee is refundable).”

Section 2.04.    Amendment to Clause (ii) of Section 2.06(b). Clause (ii) of Section 2.06(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)       If the Trump Marina Sale is consummated, then, concurrently with the consummation thereof except as may be otherwise permitted herein below, Trump Marina Associates, LLC and the other Loan Parties which receive any proceeds of the Trump Marina Sale shall use not less than the greater of $140,000,000 or 50% of the aggregate amount of Net Cash Proceeds (inclusive of any of such proceeds which may be

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reinvested in the business of the Borrower and its Subsidiaries or in Casino Property as set forth in the proviso at the end of clause (a) of the definition of “Net Cash Proceeds”) from the Trump Marina Sale to acquire substitute collateral acceptable to the Required Lenders, which substitute collateral, in addition to satisfying all such other conditions as the Required Lenders may require, must be of like-kind with the property sold (i.e., the Trump Marina, unless the Required Lenders, acting in their sole discretion, expressly agree to accept substitute collateral that is not like-kind with that sold), must be subjected to a perfected, first priority Lien securing the Obligations in favor of the Collateral Agent for the benefit of the Lenders granted pursuant to the Collateral Documents in form and substance satisfactory to the Collateral Agent, and must be accompanied by all other agreements, documents and instruments (including, without limitation, policies of title insurance insuring the Collateral Agent's Lien) required by Section 5.01(j). If and to the extent that the required amount of the Net Cash Proceeds from consummation of the Trump Marina Sale to be reinvested as required herein is not immediately reinvested into substitute collateral acceptable to the Required Lenders, then the applicable Loan Parties must, concurrently with the consummation of such sale, deposit such Net Cash Proceeds in the Collateral Account, with the Collateral Account and all securities, property or other assets held or contained therein to be pledged to the Collateral Agent as additional Collateral. If substitute collateral acceptable to the Required Lenders is identified and is to be acquired by a Loan Party prior to the first anniversary of the date of the consummation of the Trump Marina Sale, then the Net Cash Proceeds from such sale, to the extent required to complete the purchase of the substitute collateral, will be released from the Collateral Account into which they were placed at the closing of the acquisition of the substitute collateral as if such Net Cash Proceeds were an Advance, so long as all applicable conditions to the Borrower’s right to then receive an Advance were satisfied (other than the requirement that such Advance shall occur on or before the Term B-2 Availability Termination Date) and provided the Loan Parties satisfy all applicable requirements of Section 5.01(j) relating to such substitute collateral. Notwithstanding the foregoing, and without limitation of any of the rights or remedies of the Lenders or either Agent, if, (A) at any time such Net Cash Proceeds or any portion thereof remain in the Collateral Account, either (1) a Default exists or (2) the Required Lenders reasonably determine that a Material Adverse Change has occurred, or (B) substitute collateral acceptable to the Required Lenders has not been identified and subjected to a perfected, first priority Lien as required in this Section 2.06(b)(ii) above within 355 days after the date of receipt of the proceeds of the Trump Marina Sale, then the Required Lenders may instruct the Agents to (and if such instruction is given, the Agents are authorized to and will) apply all or any portion of the amounts then contained in the Collateral Account as an optional prepayment under Section 2.06(a) (provided that, if neither a Default exists nor a Material Adverse Change has occurred as provided in clause (1) or clause (2) above, respectively, then such application as an optional prepayment shall not occur prior to 355 days, or later than 365 days, in each case after the date of receipt of the proceeds of the Trump Marina Sale and the amount so applied as an optional prepayment shall not exceed the remainder of the total amount required to be used to acquire substitute collateral in accordance with this Section 2.06(b)(ii) minus the amount previously used to acquire substitute collateral in accordance with this Section 2.06(b)(ii)).”

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Section 2.05.    Amendment to Section 2.08. A new Section 2.08(e) is hereby added to the end of Section 2.08 of the Credit Agreement immediately following Section 2.08(d) of the Credit Agreement, which Section 2.08(e) shall read as follows:

“(e)       Second Amendment Fee. The Borrower shall pay to the Administrative Agent the Second Amendment Fee, which is payable in two equal portions, i.e., one-half of which is payable on the effective date of the Second Amendment and one-half of which is payable on the earlier to occur of (i) the date of the consummation of a sale of the Trump Marina or (ii) February 28, 2009. The Second Amendment Fee is irrevocably and unconditionally earned upon the effectiveness of the Second Amendment notwithstanding whether the Trump Marina Sale is consummated.”

Section 2.06.    Amendment to Section 4.01. A new Section 4.01(dd) is hereby added to the end of Section 4.01 of the Credit Agreement immediately following Section 4.01(cc) of the Credit Agreement, which Section 4.01(dd) shall read as follows:

“(dd)     Each of the Loan Parties represents and warrants that (i) the sale of the Trump Marina as permitted by this Agreement is an Ordinary Asset Sale, as such term is defined in the New Notes Indenture, (ii) the Consolidated financial statements of the General Partner and its Subsidiaries as of and for the fiscal quarter ended March 31, 2008, which financial statements have been previously delivered to the Agents and the Lender Parties, have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of such entities as of the date and for the period set forth therein, and (iii) the sale of the Trump Marina as permitted by this Agreement, and the use of the proceeds thereof as contemplated and required by this Agreement, are permitted by and are in compliance with the terms and provisions of the New Notes Indenture.”

Section 2.07.	Amendments to Section 5.01(j).

(a)        The phrase “(including, without limitation, the acquisition of property which becomes or is required to become substitute collateral upon a sale of the Trump Plaza or the Trump Marina in accordance with Section 2.06(b)(ii))” contained in clause (z) of Section 5.01(j) of the Credit Agreement (which clause (z) appears before clause (i) of such Section 5.01(j)) is hereby amended to read as follows: “(including, without limitation, the acquisition of property which becomes or is required to become substitute collateral upon a sale of the Trump Marina in accordance with Section 2.06(b)(ii))”.

(b)       The phrase “(1) Trump Plaza or the Trump Marina (as applicable) property being sold” contained in the proviso at the end of Section 5.01(j) of the Credit Agreement (which proviso appears after clause (vii) of such Section 5.01(j)) is hereby amended to read as follows: “(1) Trump Marina property being sold.”

Section 2.08.    Amendment to Clause (x) of Section 5.02(e). Clause (x) of Section 5.02(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(x) if (but only if) (A) no Default or Event of Default has occurred and is continuing at the time of consummation of the Trump Marina Sale, (B) all representations and warranties of each of the Loan Parties set forth in this Agreement and the other Loan Documents are true and correct on and as of the date of the consummation of the Trump Marina Sale, both before and after giving effect to such sale and the other transactions to occur in connection therewith, as though made on and as of such date (other than any

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such representations or warranties that, by their terms, refer to a specific date other than the date of such consummation, in which case as of such specific date), and the Administrative Agent shall have been provided such information as it may reasonably request to confirm the truthfulness of the representations and warranties set forth in Section 4.01(dd) hereof, (C) all terms and provisions of the New Notes Indenture are or will be (as applicable as required therein) complied with in connection with such Trump Marina Sale (including the use of the proceeds thereof), (D) all requirements of clause (ii) of Section 2.06(b) are satisfied in connection with the Trump Marina Sale (including, without limitation, the use of proceeds, reinvestment, substitute collateral and cash collateral amount requirements of clause (ii) of Section 2.06(b) and the execution and delivery of Collateral Documents in connection therewith), and (E) the Administrative Agent shall have received a legal opinion of counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent relating to no conflict with the New Notes Indenture and stating that the Trump Marina Sale constitutes an Ordinary Asset Sale as such term is defined in the New Notes Indenture, then the Trump Marina Sale shall be permitted, subject to full and timely satisfaction of all requirements set forth in the definition of the term “Trump Marina Sale.”

Section 2.09.    Amendment to Clause (i)(A) of Section 5.02(o). Clause (i)(A) of Section 5.02(o) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(A) during the period commencing on the Effective Date through December 31, 2010, the sum of $275,000,000 plus an amount of the Net Cash Proceeds from the Trump Marina Sale which are reinvested in Project Capital Expenditures in accordance with clause (ii) of Section 2.06(b) of the Credit Agreement in the aggregate, and”.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any such condition precedent is waived in writing by the Required Lenders):

(a)        no Default or Event of Default shall have occurred or be continuing, or would result from the transactions contemplated by this Amendment;

(b)       the Administrative Agent shall have received a counterpart of this Amendment as executed by each party hereto;

(c)        the Borrower shall have paid, and the Administrative Agent shall have received, one-half of the Second Amendment Fee (which fee shall be shared amongst the Lenders in such manner as the Administrative Agent may determine);

(d)       the Administrative Agent shall have received certified copies of the resolutions of the board of directors (or similar governing body) of each Loan Party approving this Amendment and the Trump Marina Sale, and of all documents evidencing other necessary corporate (or limited partnership or limited liability company) action and governmental and other third party approvals and consents, if any, with respect to this Amendment and the Trump Marina Sale to which it is or is to be a party;

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(e)        the Administrative Agent shall be satisfied that all approvals, acknowledgments and consents from all applicable Gaming Authorities shall have been received in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby and, if and to the extent required by the Agents, in connection with the Federal Home Loan Bank of Dallas being an approved assignee of all rights of the Lenders under the Credit Agreement and the other Loan Documents, as amended;

(f)        the Administrative Agent shall have received a copy of the calculations made by the Loan Parties which support the conclusion that, based upon the financial statements as of and for the period ended March 31, 2008, delivered to the Agents and the Lenders in accordance with Section 5.03(c), the Trump Marina Sale is an Ordinary Asset Sale as such term is defined in the New Notes Indenture and shall be satisfied that all of the representations and warranties of the Loan Parties set forth in Section 4.01(dd) of the Credit Agreement as amended hereby are true and correct; and

(g)       the Administrative Agent shall have received a legal opinion of counsel to the Loan Parties and in form and substance satisfactory to the Administrative Agent relating to, among other things, the authorization of the execution, delivery and performance of this Amendment by the Loan Parties, the execution and delivery of this Amendment by the Loan Parties, the validity and enforceability of this Amendment and no conflict with the New Notes Indenture.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 4.01.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Lenders and the Agents agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.    Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite action on the part of such Loan Party and will not violate the charter or other organizational documents of such Loan Party, (b) the representations and warranties of such Loan Party contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, each of the Loan Parties hereby represents and warrants to the Agents and the Lenders that each of the representations and warranties contained in Section 4.01(dd) of the Credit Agreement as amended by this Amendment is true and correct as of the date hereof and will be true and correct at all times hereafter.

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ARTICLE V

MISCELLANEOUS

Section 5.01.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Agent or any Lender shall affect such representations and warranties or the right of any Agent or any Lender to rely upon them.

Section 5.02.    Reference to Credit Agreement and Other Loan Documents. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.03.    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

Section 5.04.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 5.05.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Lenders and the Agents and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Required Lenders.

Section 5.06.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart and a telecopy or email transmission of any such executed signature page shall be valid as an original. This Amendment shall be effective when it has been executed by each of the Loan Parties, the Lenders and the Agents and all conditions precedent set forth in Article III hereof have been satisfied (or waived in writing by the Required Lenders).

Section 5.07.    Effect of Amendment. No consent or waiver, express or implied, by any Agent or any Lender to or of any breach of or deviation from any covenant, condition or duty of or by the Loan Parties shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty. Each of the Loan Parties hereby (a) agrees that this Amendment shall not limit or diminish its obligations under the Loan Documents, (b) reaffirms its obligations under each of such Loan Documents executed by it, and (c) agrees that each of such Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 5.08.    Further Assurances. The Loan Parties shall execute and deliver, or cause to be executed and delivered, to the Agents such other agreements, documents and instruments, and shall take

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or cause to be taken such other actions, as any Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

Section 5.09.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10.    Entire Agreement. THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND/OR DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND RELATING TO THE SUBJECT MATTER HEREOF.

Section 5.11.    Amendment as a Loan Document. This Amendment constitutes a Loan Document and any failure of any Loan Party to comply with the terms and conditions of this Amendment shall result in a Default under the Credit Agreement.

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ARTICLE VI

WAIVER AND RELEASE

TO INDUCE THE AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT, AS OF THE AMENDMENT DATE, THERE ARE NO CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR DEMANDS AGAINST OR WITH RESPECT TO ANY OF ITS INDEBTEDNESS OR OBLIGATIONS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS AND, IN ADDITION, EACH OF THE LOAN PARTIES HEREBY:

(a)        WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES AND DEMANDS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR BEFORE THE AMENDMENT DATE; AND

(b)       RELEASE. RELEASES AND DISCHARGES EACH OF THE AGENTS AND THE LENDERS AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES AND DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR BEFORE THE AMENDMENT DATE AND FROM OR IN CONNECTION WITH OR RELATING TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BEAL BANK, as Administrative Agent, Collateral Agent and a Lender

By _____________________________

Name:___________________________

Title:____________________________

BEAL BANK NEVADA,

as a Lender

By _____________________________

Name:___________________________

Title:____________________________

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TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., as Borrower

By: Trump Entertainment Resorts, Inc., its

general partner

By _____________________________

Name:___________________________

Title:____________________________

TRUMP ENTERTAINMENT RESORTS, INC., as Guarantor

By _____________________________

Name:___________________________

Title:____________________________

TCI 2 HOLDINGS, LLC,

as a Subsidiary Guarantor

By: Trump Entertainment Resorts, Inc.,

its sole member

By _____________________________

Name:___________________________

Title:____________________________

TRUMP MARINA ASSOCIATES, LLC;

TRUMP PLAZA ASSOCIATES, LLC;

TRUMP TAJ MAHAL ASSOCIATES, LLC;

TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;

each as a Subsidiary Guarantor

By: Trump Entertainment Resorts Holdings,
L.P., their sole member

By: Trump Entertainment Resorts, Inc., its

general partner

By _____________________________

Name:___________________________

Title:____________________________

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TRUMP ENTERTAINMENT RESORTS FUNDING, INC., as a Subsidiary Guarantor

By _____________________________

Name:___________________________

Title:____________________________

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